Sequoia Fund
March 31, 2025
Schedule of Investments (Unaudited)
March 31, 2025
(Percentages are of the Fund's Net Assets)
Common Stocks (95.5%)
Shares		Value
	Aerospace & Defense (11.7%)
41,891,727	Rolls-Royce Holdings PLC (United Kingdom)(a)	$405,311,151
	Application Software (12.0%)
83,113	Constellation Software, Inc. (Canada)	263,213,018
575,172	SAP SE (Germany)	152,000,543
		415,213,561
	Cable & Satellite (4.6%)
146,487	Charter Communications, Inc. - Class A(a)	53,984,854
340,760	Liberty Broadband Corp. - Class A(a)	28,964,600
875,797	Liberty Broadband Corp. - Class C(a)	74,486,535
		157,435,989
	Consumer Finance (8.2%)
828,064	Capital One Financial Corp.	148,471,875
263,328	Credit Acceptance Corp.(a)	135,969,413
		284,441,288
	Financial Exchanges & Data (5.1%)
1,017,373	Intercontinental Exchange, Inc.	175,496,842
	Interactive Media & Services (8.5%)
1,155,584	Alphabet, Inc. - Class A	178,699,510
199,675	Meta Platforms, Inc. - Class A	115,084,683
		293,784,193
	Investment Banking & Brokerage (5.7%)
2,532,139	The Charles Schwab Corp.	198,215,841
	Life Sciences Tools & Services (7.0%)
2,926,063	Eurofins Scientific SE (Luxembourg)	155,729,714
494,675	ICON PLC (Ireland)(a)	86,563,178
		242,292,892
	Managed Health Care (10.1%)
418,967	Elevance Health, Inc.	182,233,886
317,276	UnitedHealth Group, Inc.	166,173,305
		348,407,191
	Movies & Entertainment (12.9%)
42,268	Liberty Media Corp.-Liberty Formula One - Class A(a)	3,443,574
2,743,813	Liberty Media Corp.-Liberty Formula One - Class C(a)	246,970,608
7,137,909	Universal Music Group NV (Netherlands)	196,274,360
		446,688,542
	Multi-Sector Holdings (1.2%)
78,394	Berkshire Hathaway, Inc. - Class B(a)	41,751,077
	Research & Consulting Services (1.8%)
991,858	Amentum Holdings, Inc.(a)	18,051,816
373,479	Jacobs Solutions, Inc.	45,149,876
		63,201,692
	Semiconductors (3.3%)
696,985	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	115,699,510

Sequoia Fund
March 31, 2025
Schedule of Investments (Unaudited) (Continued)
March 31, 2025
Shares		Value
	Trading Companies & Distributors (3.4%)
2,182,681	Ashtead Group PLC (United Kingdom)	$116,895,565
	Total Common Stocks (Cost $1,508,916,796)	3,304,835,334
Units
	Warrants (0.0%)
99,398	Constellation Software, Inc., expiring 03/31/40 (Canada)(a)	0
	(cost $0)
	Total Investments (95.5%) (Cost $1,508,916,796)(b)	3,304,835,334
	Other Assets Less Liabilities (4.5%)	156,221,103
	Net Assets (100.0%)	$3,461,056,437

(a)	Non-income producing security.
(b)	The cost for federal income tax purposes is $1,559,337,940. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off. At March 31, 2025, the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,776,693,468 and $31,196,074, respectively.
Abbreviation:
SP ADR	Sponsored American Depository Receipt
Notes to Schedule of Investments (Unaudited)
Investments for which market quotations are readily available are valued at market value, and other investments are valued at “fair value” as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Ruane Cunniff L.P. (the “Investment Adviser”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.
Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.
Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.
U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost, provided that the amortized cost value is approximately the same as the fair value as determined without the use of amortized cost valuation. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at prices supplied by an independent pricing service.
When reliable market quotations are insufficient or not readily available at the time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued at fair value as determined in good faith by the Investment Adviser, in accordance with procedures approved by the Board.

Sequoia Fund
March 31, 2025
Schedule of Investments (Unaudited) (Continued)
March 31, 2025
Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:
Level 1 −	unadjusted quoted prices in active markets for identical securities.
Level 2 −	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).
Level 3 −	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. For the three months ended March 31, 2025, there were no transfers in or out of Level 3 and there were no Level 3 securities held by the Fund.
The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2025:
	Level 1	Level 2	Level 3	Total
Common Stocks	$3,304,835,334	$—	$—	$3,304,835,334
Warrants	—	0	—	0
Total Investments	$3,304,835,334	$0	$—	$3,304,835,334
3